UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Summit Municipal Income Fund	October 31, 2019
PRINX	Investor Class
PAIMX	Advisor Class
PRIMX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS

HIGHLIGHTS

■	The Summit Municipal Income Fund and the Summit Municipal Intermediate Fund produced strong, positive returns and outperformed their Lipper peer groups for the fiscal year. The Summit Municipal Money Market Fund also delivered positive returns but marginally underperformed its Lipper peer group.

■	Tax-free municipal bonds posted positive returns in the 12-month period ended October 31, 2019, supported by falling interest rates and strong demand.
■	For the Summit municipal bond funds, longer relative duration positioning aided performance as interest rates fell. We adjusted toward a neutral duration posture by the end of the period, as the Fed indicated it would take a data-dependent approach in assessing its next move.

■	We believe fundamentals for the municipal market remain sound overall, and global economic uncertainties could continue to support demand for the asset class.

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CIO Market Commentary

Dear Shareholder

Global markets recovered from a tumultuous start to deliver solid results for your fund’s fiscal year, the 12-month period ended October 31, 2019. The U.S. Federal Reserve switched course and joined other dovish central banks around the world to support markets following a sharp sell-off in December. This action, combined with better-than-feared corporate earnings, helped propel many equity indices during the year to double-digit gains. The S&P 500 Index reached an all-time high, and Europe’s Stoxx 600 Index was trading near a record close at the end of the period. Growth stocks in the U.S. were the strongest performers, but nearly all developed markets and most emerging markets also delivered strong gains.

The U.S. dollar finished with mixed results versus other currencies during the 12-month reporting period. A relatively strong greenback versus the euro weighed on returns for U.S. investors in European securities, for example, while a stronger yen boosted the returns of Japanese stocks in U.S. dollar terms.

During the period, investors faced worries about the U.S.-China trade dispute, Brexit, and a slowdown in global manufacturing. However, stocks were resilient, and the worst-case geopolitical scenarios failed to play out. Trade rhetoric has become more conciliatory and negotiators have made modest progress; the UK received another Brexit extension until January 31 to work out the terms of its departure from the European Union; and our economists believe that some manufacturing indicators, while still weak, appear poised for a recovery.

The actions by the Federal Reserve and other central banks to stimulate economic growth played a key role in sustaining market sentiment during the period. As evidence of slowing global growth began to mount, the Fed signaled early in the year that it would take steps to sustain the economic expansion, and central bank policymakers followed through with quarter-percentage-point rate cuts in July, September, and October and took steps to maintain liquidity in short-term lending markets.

The European Central Bank (ECB) also acted to address flagging growth. The ECB lowered its benchmark deposit rate deeper into negative territory and announced that it plans to buy €20 billion of bonds per month starting in November 2019 as it restarts its quantitative easing program.

Falling yields fueled a strong rally in the bond market and also aided equity results as companies benefited from lower borrowing costs and investors sought higher returns. Dividend-paying stocks in sectors such as real estate outperformed as investors searched for higher-income opportunities.

The yield on the 30-year Treasury bond hit a record low in August, falling below the 2% mark for the first time, and the benchmark 10-year Treasury note’s yield dipped to its lowest level since 2016. Despite being at or near record lows, Treasuries offered higher yields than bonds in many foreign markets, especially in Europe and Japan, where government bond yields were often in negative territory. (Bond prices and yields move in opposite directions.)

Looking ahead to 2020, we remain optimistic that the U.S. will avoid a recession in the new year, but we believe that further progress in U.S.-China trade talks will be a key factor in sustaining positive market sentiment. A reduction in trade barriers could help corporate earnings rebound and provide a lift to the manufacturing sector.

In the months ahead, our team of portfolio managers, analysts, and economists will be following the trade talks and the U.S. presidential elections, along with other developments that could affect market performance. Our teams in London and Hong Kong have provided us with important insights into Brexit and the protests in the Chinese territory over the past 12 months. We expect twists and turns along the way with each of these events, but we believe our approach to fundamental research around the globe will continue to add value in the year ahead.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

SUMMIT MUNICIPAL MONEY MARKET FUND

INVESTMENT OBJECTIVE

The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Summit Municipal Money Market Fund returned 1.15% for the 12-month period ended October 31, 2019, while its peer group benchmark, the Lipper Tax-Exempt Money Market Funds Index, returned 1.22%. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The Federal Reserve reduced its benchmark short-term interest rate by a total of 50 basis points over the annual reporting period. (One hundred basis points equal one percentage point.) The central bank’s rate cuts in 2019 marked a reversal of its steady tightening policy throughout 2018, which included a rate hike in December—early in the fund’s reporting period.

Coupled with Fed policy, supply and demand imbalances helped push yields for tax-exempt money market securities notably lower over the period, particularly for longer-term maturities. The imbalances were fueled by strong demand for municipal money market securities from muni bond funds and separately managed accounts, which exerted pressure on supply as muni bond portfolios received historically strong inflows in 2019.

Variable rate yields also declined, averaging 1.44% over the last six months compared with 1.63% during the first half of the fund’s fiscal year. The fund’s 7-day SEC yield decreased to 0.85% at the end of the period, down from 1.56% six months earlier and from 1.23% at the start of the fund’s fiscal year.

How is the fund positioned?

Variable rate demand notes (VRDNs)—with maturities of one to seven days—remained the fund’s largest position in absolute terms but represented an underweight relative to peers. Due to the lower yields offered by VRDNs, we instead favored commercial paper with maturities out to 90 days.

As a result of this positioning, the fund’s weighted average maturity extended over the 12-month period and at the end of October was longer than that of its peer group. Nonetheless, the fund still held an overweight to the short end of the yield curve, which we believe allows us to appropriately respond to future changes in interest rates or adjustments in supply and demand, such as an uptick in issuance or a reversal of flows. Overall, we continue to seek a balance between exposure to VRDNs as a defensive strategy against rate changes and exposure to short-dated commercial paper for the added source of yield.

In terms of credit quality, we continued to favor highly rated revenue-backed securities, particularly within the education, housing, health care, and transportation sectors. We added to prominent positions in Maryland Community Development Administration residential revenue bonds and Regional Airport Authority of Louisville and Jefferson County (Kentucky) revenue bonds issued for a United Parcel Service of America, Inc., project. We also continued to hold a sizable allocation to high-quality general obligation (GO) debt, adding names such as Charleston County School District (South Carolina). (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

What is portfolio management’s outlook?

Following three rate cuts by the Federal Reserve through October 2019, many market participants’ expectations, including ours, are for the Fed to maintain a neutral stance for the foreseeable future. We also anticipate that existing supply and demand imbalances within the municipal money market will persist over the near term, further limiting the potential for meaningfully higher yields.

However, should interest rate sentiment or supply and demand conditions suddenly shift, we remain confident that our existing positioning in VRDNs and commercial paper would allow us to quickly and appropriately respond.

As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our shareholders.

SUMMIT MUNICIPAL INTERMEDIATE FUND

INVESTMENT OBJECTIVE

The fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Summit Municipal Intermediate Fund returned 8.22% during the fiscal year ended October 31, 2019, outperforming the Lipper Intermediate Municipal Debt Funds Average, which returned 7.84%. (Returns for the Advisor and I Classes varied, reflecting their different fee structures and the inception of the I Class during the 12-month period. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Falling interest rates and record-setting inflows powered strong returns for the municipal asset class during the 12-month period. With interest rates broadly decreasing over the fiscal year, our yield curve management was the primary contributor to the fund’s outperformance.

Specifically, the fund’s duration—a measure of sensitivity to interest rate changes—was positioned modestly longer on average than the Bloomberg Barclays Municipal 1–15 Year Blend (1–17 Maturity) Bond Index, thereby aiding relative returns as yields decreased. By the conclusion of the period, the fund’s duration shortened from 4.6 years to 4.2 years, as we shifted toward a neutral-defensive duration posture.

The fund’s weighted average maturity decreased over the fiscal year but remained higher than that of the benchmark, as we upheld an overweight to bonds with maturities between 10 and 20 years, allowing us to earn the additional yield available on the long end of the yield curve. Overall, we continue to seek the right balance between investing in higher-yielding issues and avoiding interest rate bets.

Our credit selection within revenue-backed debt contributed to outperformance, largely due to our selections within special tax, transportation, and health care revenue bonds. Asset allocation also added value, specifically our overweight allocation to industrial revenue bonds, although this was partially offset by a negative contribution from our underweight allocation to leasing bonds.

How is the fund positioned?

The fund’s sector positioning was little changed over the fiscal year. We maintained a strong preference for revenue bonds over GO debt, reflecting our long-held view that revenue bonds are largely insulated from the growing pension and other post-employment benefit (OPEB) liabilities affecting many GO issuers. The higher-yielding transportation and health care revenue sectors continued to be our largest relative overweight and absolute allocations, totaling 39% of the fund’s sector allocations at the conclusion of the period.

Within the transportation sector, we continued to favor bonds issued for airports and toll roads, investing in large infrastructure projects that benefit from solid cash flow coverage, strong federal and state backing, and limited competition. Among health care issuers, we continued to like the credit quality of nonprofit hospitals, which has been on a positive trajectory for several years due in large part to consolidation and bolstered balance sheets.

Notable purchases during the period included Dallas/Fort Worth International Airport, Metropolitan Transportation Authority of New York, and Michigan State Financing Authority bonds issued for Trinity Health Corp. We also added Pennsylvania Economic Development Financing Authority bonds issued for a Waste Management, Inc., project, as we believe that corporate-backed industrial revenue/pollution control bonds offer diversification benefits and opportunities for additional yield. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Consistent with our cautious and limited reentry into Puerto Rico-domiciled debt—as noted in the fund’s last semiannual report—we modestly increased our exposure in recent months to bonds from COFINA (backed by Puerto Rico sales tax revenues), the Puerto Rico Electric Power Authority (PREPA), and the Puerto Rico Commonwealth Aqueduct and Sewer Authority (PRASA). We believe that the island is likely to benefit in the near term from an influx of federal disaster aid, but, overall, our exposure in these securities is conservative, reflecting the long-term fiscal challenges that remain for the commonwealth.

In terms of credit quality, half of the fund’s net assets were invested in securities with the highest credit ratings (AAA or AA). However, relative to the benchmark, the fund held an overweight in lower-quality investment-grade bonds, particularly debt rated A and BBB. We believe these bonds offer greater value than their higher-rated counterparts and are an area where our dedicated municipal credit research team can find attractive investment opportunities. We also maintained a modest allocation to bonds with noninvestment-grade ratings (BB rated and below) and unrated securities, which provided further credit quality diversification for the fund.

What is portfolio management’s outlook?

Despite some high-profile credit challenges, we believe that municipal debt, overall, is a high-quality market that offers good opportunities for long-term investors seeking tax-free income. The Tax Cuts and Jobs Act passed in December 2017 has altered issuance patterns and the economics of owning tax-free securities for some buyers, yet fundamentals for the asset class have stayed generally sound.

We believe that muni and Treasury yields are likely to remain range-bound in the coming months as the Fed monitors incoming information and “assesses the appropriate path” for interest rates. Economic uncertainties, coupled with geopolitical tensions, could continue to support demand for safe-haven assets such as municipal bonds.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

SUMMIT MUNICIPAL INCOME FUND

INVESTMENT OBJECTIVE

The fund seeks a high level of income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Summit Municipal Income Fund returned 9.28% for the fiscal year ended October 31, 2019, and outperformed the Lipper General & Insured Municipal Debt Funds Average, which returned 9.10%. (Returns for the Advisor and I Classes varied, reflecting their different fee structures and the inception of the I Class during the 12-month period. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Falling interest rates and record-setting inflows powered strong returns for the municipal asset class over the 12-month period. Within this environment, our yield curve management drove the fund’s outperformance. The fund’s duration—a measure of sensitivity to interest rate changes—was unchanged over the period at 4.8 years but was positioned modestly longer on average than the Bloomberg Barclays Municipal Bond Index, thereby aiding relative results as rates decreased.

After beginning the fiscal year with a shorter duration position than the benchmark during the rising rate environment of late 2018, we held a modestly longer relative position through much of 2019 as rates declined. The fund’s duration finished in line with the benchmark as we shifted to a neutral duration posture near the end of the period. The fund’s weighted average maturity lengthened over the fiscal year from 18.5 years to 18.8 years as we purchased bonds with longer maturities. Overall, we seek to balance investing in longer-term maturities for higher yields and maintaining the fund’s interest rate risk in a low to moderate range.

Allocations along the yield curve also benefited returns, specifically due to our emphasis on bonds with 20-year and 30-year maturities and underweight to bonds with maturities of two and five years as longer-term yields fell more than shorter-term yields, resulting in a flatter yield curve.

However, our credit selection within the revenue-backed sector detracted from relative performance due primarily to weak results across much of the municipal market at the end of 2018. Namely, our selections within the transportation, education, and health care revenue subsectors weighed on returns.

How is the fund positioned?

In terms of credit quality, more than 70% of the fund’s assets were in the three highest investment-grade credit rating categories, as shown in the Credit Quality Diversification pie chart. We maintained overweight positions in bonds with A and BBB credit ratings, and we continue to believe that attractive opportunities for risk-adjusted yield exist within the lower-rated investment-grade portions of the market. The fund also held out-of-benchmark exposure to noninvestment-grade bonds (BB rated and below), as well as bonds that are not rated, which provided additional credit quality diversification.

Regarding sector allocations, we maintained a strong preference for revenue bonds over GO debt, as we continue to believe that revenue-backed debt is largely insulated from the growing pension and OPEB liabilities affecting many GO issuers. Such liabilities are already impacting budgets for certain GO issuers, crowding out other spending priorities, and we believe there will be a repricing of pension-related risks for GO debt in the market. As a result, the higher-yielding health care and transportation revenue sectors continued to be our largest overweights and totaled over 50% of the fund’s absolute allocations.

Within the transportation sector, we purchased bonds issued by the Industrial Development Authority of the City of Kansas City, Missouri for the Kansas City International Airport and Texas Department of Transportation toll revenue-backed private activity bonds issued for the third phase of the North Tarrant Express managed lane project. We also purchased health care revenue bonds issued by the Michigan State Financing Authority for Trinity Health Corp., and bonds issued by the Palm Beach County Health Facilities Authority for Baptist Health South Florida, Inc. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Consistent with our cautious and limited reentry into Puerto Rico-domiciled debt—as noted in the fund’s last semiannual report—we modestly increased our exposure in recent months to bonds from COFINA (backed by Puerto Rico sales tax revenues), the Puerto Rico Electric Power Authority (PREPA), and the Puerto Rico Commonwealth Aqueduct and Sewer Authority (PRASA). We believe that the island is likely to benefit in the near term from an influx of federal disaster aid, but, overall, our exposure in these securities is conservative, reflecting the long-term fiscal challenges that remain for the commonwealth.

What is portfolio management’s outlook?

Despite some high-profile credit challenges, we believe that municipal debt, overall, is a high-quality market that offers good opportunities for long-term investors seeking tax-free income. The Tax Cuts and Jobs Act passed in December 2017 has altered issuance patterns and the economics of owning tax-free securities for some buyers, yet fundamentals for the asset class have stayed generally sound.

We believe that muni and Treasury yields are likely to remain range-bound in the coming months as the Fed monitors incoming information and “assesses the appropriate path” for interest rates. Economic uncertainties, coupled with geopolitical tensions, could continue to support demand for safe-haven assets such as municipal bonds.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades; defaults on scheduled interest and principal payments; and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax.

RISKS OF INVESTING IN THE SUMMIT MUNICIPAL MONEY MARKET FUND

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2019, Bloomberg Index Services Ltd. Used with permission.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the Summit Municipal Intermediate Fund and Summit Municipal Income Fund have three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

MUNICIPAL SECURITIES 98.6%

	Par	$ Value
Alabama 0.8%		
Southeast Alabama Gas Supply Dist., Series A, VRDN, 4.00%, 6/1/49 (Tender 6/1/24)	14,350	15,673
Tuscaloosa County IDA, Hunt Refining, Series A, IDRB, 5.25%, 5/1/44 (1)	2,705	3,113
		18,786
Arizona 0.7%		
Arizona HFA, Banner Health, Series B, FRN, 67% of 3M USD LIBOR + 0.81%, 2.216%, 1/1/37	750	733
Phoenix Civic Improvement, Sky Harbor Int'l Airport, Series 2018, 5.00%, 7/1/37 (2)	2,500	3,041
Phoenix Civic Improvement, Sky Harbor Int'l Airport, Series 2018, 5.00%, 7/1/38 (2)	2,500	3,032
Phoenix Civic Improvement, Sky Harbor Int'l Airport, Series A, 5.00%, 7/1/47 (2)	3,000	3,531
Phoenix IDA, Downtown Phoenix Student Housing, Series A, IDRB, 5.00%, 7/1/42	3,250	3,780
Tempe IDA, Friendship Village, IDRB, 5.00%, 12/1/50	1,100	1,213
Tempe IDA, Friendship Village, IDRB, 5.00%, 12/1/54	1,250	1,375
		16,705
Arkansas 0.1%		
Arkansas DFA, Washington Regional Medical Center, Series B, 5.00%, 2/1/20	615	620
Arkansas DFA, Washington Regional Medical Center, Series B, 5.00%, 2/1/21	465	484
Arkansas DFA, Washington Regional Medical Center, Series B, 5.00%, 2/1/22	410	441
Arkansas DFA, Washington Regional Medical Center, Series B, 5.00%, 2/1/23	600	665

Arkansas DFA, Washington Regional Medical Center, Series B, 5.00%, 2/1/24	800	910
		3,120
California 10.9%		
ABAG Fin. Auth. for Nonprofit, Sharp Healthcare, Series A, 5.00%, 8/1/43	6,500	7,256
Anaheim Housing & Public Improvements Auth., Electric Utility Distribution, Series A, 5.00%, 10/1/36 (Prerefunded 10/1/21) (3)	1,020	1,097
Anaheim Housing & Public Improvements Auth., Electric Utility Distribution, Unrefunded Balance, Series A, 5.00%, 10/1/36	1,380	1,477
Bay Area Toll Auth., San Francisco Bay Area Toll Bridge, Series F-1, 5.00%, 4/1/54 (Prerefunded 4/1/24) (3)	6,000	7,018
California, GO, 5.25%, 9/1/25	5,000	5,378
California, Various Purpose, GO, 4.00%, 9/1/34	6,250	7,077
California, Various Purpose, GO, 5.00%, 8/1/30	4,400	5,619
California, Various Purpose, GO, 5.00%, 9/1/31	5,000	5,346
California, Various Purpose, GO, Refunding, 5.00%, 9/1/31	5,000	5,701
California, Various Purpose, GO, 5.00%, 10/1/39	3,550	4,128
California, Various Purpose, GO, 5.50%, 3/1/40	2,970	3,013
California, Various Purpose, GO, 5.60%, 3/1/36	1,175	1,192
California Dept. of Water Resources, Power Supply, Series L, 5.00%, 5/1/22 (Prerefunded 5/1/20) (3)	1,705	1,739
California Dept. of Water Resources, Power Supply, Unrefunded Balance, Series L, 5.00%, 5/1/22	1,045	1,065
California HFFA, 5.00%, 11/15/49	4,450	5,272
California HFFA, Cedars-Sinai Medical Center, 5.00%, 11/15/28	850	1,036
California HFFA, Cedars-Sinai Medical Center, 5.00%, 11/15/32	185	223
California HFFA, Cedars-Sinai Medical Center, 5.00%, 11/15/33	1,630	1,964
California HFFA, Kaiser Permanente, Series D, VRDN, 5.00%, 11/1/32 (Tender 11/1/22)	1,875	2,085
California HFFA, Memorial Health Services, Series A, 5.00%, 10/1/33	2,750	3,027
California HFFA, Sutter Health, Series A, 5.00%, 11/15/35	1,500	1,868

California HFFA, Sutter Health, Series A, 5.00%, 11/15/41	6,910	8,105
California HFFA, Sutter Health, Series A, 5.00%, 8/15/52	13,050	14,331
California HFFA, Sutter Health, Series D, 5.25%, 8/15/31	3,050	3,266
California Housing Fin. Agency, Series A, 4.25%, 1/15/35	810	950
California Municipal Fin. Auth., Caritas Affordable Housing, Series A, 5.25%, 8/15/39	700	787
California Municipal Fin. Auth., Caritas Affordable Housing, Series A, 5.25%, 8/15/49	1,925	2,140
California Municipal Fin. Auth., LINXS APM Project, 5.00%, 12/31/36 (2)	3,250	3,867
California Municipal Fin. Auth., LINXS APM Project, Series A, 5.00%, 12/31/43 (2)	4,050	4,739
California Pollution Control Fin. Auth., Series A, VRDN, 1.55%, 8/1/23 (Tender 2/3/20) (1)(2)	1,000	1,000
California Public Works Board, California State Univ., Series B, 5.00%, 10/1/30 (Prerefunded 10/1/21) (3)	1,500	1,616
California Public Works Board, California State Univ., Series B, 5.25%, 10/1/27 (Prerefunded 10/1/21) (3)	1,460	1,580
California Public Works Board, Judicial Council, Series A, 5.00%, 3/1/38	2,250	2,494
California Public Works Board, Judicial Council, Series B, 5.00%, 10/1/34	5,100	5,904
California Public Works Board, Regents of the Univ. of California, Series G, 5.00%, 12/1/28 (Prerefunded 12/1/21) (3)	4,000	4,331
California School Fin. Auth., Aspire Public Schools, 5.00%, 8/1/41 (1)	1,750	1,950
California Statewide CDA, 4.00%, 9/2/29	570	645
California Statewide CDA, 5.00%, 9/2/44	500	587
California Statewide CDA, CHF-Irvine, Univ. of California Student Housing Irvine East Campus Apartments, Series A, 5.00%, 5/15/47	4,000	4,689
California Statewide CDA, Huntington Memorial Hosp., Series B, 5.00%, 7/1/28	2,910	3,344
California Statewide CDA, Loma Linda Univ. Medical Center, Series A, 5.25%, 12/1/48 (1)	850	986
California Statewide CDA, Loma Linda Univ. Medical Center, Series A, 5.25%, 12/1/56 (1)	1,975	2,228

California Statewide CDA, Loma Linda Univ. Medical Center, Series A, 5.50%, 12/1/58 (1)	2,310	2,709
California Statewide CDA, Polytechnic School, 5.00%, 12/1/29 (Prerefunded 12/1/19) (3)	1,225	1,229
Golden State Tobacco Securitization, Tobacco Industry, Series A, 5.00%, 6/1/34	5,000	5,879
Golden State Tobacco Securitization, Tobacco Industry, Series A, 5.00%, 6/1/35	2,955	3,468
Golden State Tobacco Securitization, Tobacco Industry, Series A, 5.00%, 6/1/45	2,150	2,485
Golden State Tobacco Securitization, Tobacco Industry, Series A-1, 5.00%, 6/1/47	1,425	1,465
Inland Valley Dev. Agency, Tax Allocation, Series A, 5.00%, 9/1/44 (4)	1,925	2,170
Inland Valley Dev. Agency, Tax Allocation, Series A, 5.25%, 9/1/37	4,130	4,728
Irvine Unified School Dist., Special Tax, Series D, 5.00%, 3/1/57	2,620	3,012
Los Angeles County Public Works Fin. Auth., Series A, 5.00%, 12/1/33	2,805	3,298
Los Angeles County Public Works Fin. Auth., Multiple Capital Projects II, 5.00%, 8/1/29	2,000	2,210
Los Angeles County Public Works Fin. Auth., Multiple Capital Projects II, 5.00%, 8/1/37	2,000	2,197
Los Angeles County Regional Fin. Auth., MonteCedro, Series A, 5.00%, 11/15/34	1,000	1,108
Los Angeles Municipal Improvement, Real Property, Series C, 5.00%, 3/1/30	1,480	1,611
Los Angeles Municipal Improvement, Real Property, Series C, 5.00%, 3/1/31	1,555	1,692
Los Angeles Municipal Improvement, Real Property, Series C, 5.00%, 3/1/32	705	767
Rancho Cucamonga Redev. Agency, 5.00%, 9/1/30 (4)	1,000	1,163
Rancho Cucamonga Redev. Agency, 5.00%, 9/1/31 (4)	2,800	3,246
Rancho Cucamonga Redev. Agency, 5.00%, 9/1/32 (4)	2,620	3,031
Ridgecrest Redev. Agency, Tax Allocation, 6.25%, 6/30/37 (Prerefunded 6/30/20) (3)	2,000	2,068
Sacramento County Airport, Series C, 5.00%, 7/1/37 (2)	2,000	2,427

Sacramento County Sanitation Dist. Fin. Auth., Series B, FRN, 67% of 3M USD LIBOR + 0.53%, 1.962%, 12/1/35 (5)	700	671
San Diego County Regional Airport Auth., Series A, 5.00%, 7/1/40	5,000	5,121
San Diego County Regional Airport Auth., Series B, 5.00%, 7/1/43 (2)	7,000	7,768
San Diego Redev. Fin. Auth., Tax Allocation, Naval Training Center, Series A, 5.00%, 9/1/25 (Prerefunded 9/1/20) (3)	500	517
San Francisco City & County Int'l. Airport, Series E, 5.00%, 5/1/50 (2)	6,500	7,788
San Francisco City & County Int'l. Airport, San Francisco Airport Commissions, Series A, 5.00%, 5/1/44 (2)	9,800	11,839
San Francisco City & County Redev. Agency, Mission Bay North, Series C, 6.75%, 8/1/41 (Prerefunded 2/1/21) (3)	750	803
San Jose Redev. Agency, Housing Set-Aside, Series A-1, 5.375%, 8/1/29 (Prerefunded 8/1/20) (3)	1,350	1,394
San Marcos Redev. Agency, Successor Agency Tax, Series A, 5.00%, 10/1/30	1,550	1,864
San Marcos Redev. Agency, Successor Agency Tax, Series A, 5.00%, 10/1/33	1,125	1,347
San Mateo, Bay Meadows Community Fac. Dist. No. 2008-1 Special Tax, 5.875%, 9/1/32	1,375	1,515
Torrance, Memorial Medical Center, Series A, 5.00%, 9/1/40	2,000	2,059
Univ. of California Regents, Series M, 5.00%, 5/15/47	5,000	6,013
Univ. of California Regents, Series O, 5.50%, 5/15/58	15,000	18,900
		261,682

Colorado 3.0%

Colorado HFA, Common Spirit Health, Series A, 5.00%, 8/1/44	2,000	2,364
Colorado HFA, Adventist Health Sys./Sunbelt, Series A, 5.00%, 11/15/41	5,000	5,872
Colorado HFA, Catholic Health Initiatives, Series A, 5.25%, 1/1/40 (Prerefunded 1/1/23) (3)	7,185	8,065
Colorado HFA, Catholic Health Initiatives, Series A, 5.25%, 1/1/45 (Prerefunded 1/1/23) (3)	10,000	11,225
Colorado HFA, Frasier Meadows Manor, Series B, 5.00%, 5/15/48	1,085	1,143

Colorado HFA, Sunny Vista Living Center, Series A, 6.125%, 12/1/45 (1)	1,070	1,139
Colorado HFA, Sunny Vista Living Center, Series A, 6.25%, 12/1/50 (1)	650	694
Colorado High Performance Transportation Enterprise, C-470 Express Lanes, 5.00%, 12/31/47	2,765	3,032
Colorado High Performance Transportation Enterprise, C-470 Express Lanes, 5.00%, 12/31/51	3,390	3,708
Colorado High Performance Transportation Enterprise, C-470 Express Lanes, 5.00%, 12/31/56	4,225	4,609
Colorado Int'l. Center Metropolitan Dist. No. 14, GO, 5.875%, 12/1/46	1,340	1,464
Colorado Science & Technology Park Metropolitan Dist. No. 1, 5.25%, 12/1/48	925	981
Denver City & County Airport, Series A, 5.25%, 12/1/48 (2)	14,000	16,945
Denver City & County Airport, Series B, 5.00%, 11/15/43	1,250	1,400
Denver City & County Airport, United Airlines, 5.00%, 10/1/32 (2)	1,000	1,094
Denver Int'l. Business Center Metropolitan Dist. No. 1, Series B, GO, 6.00%, 12/1/48	500	525
Painted Prairie Metropolitan Dist. No. 2, GO, 5.25%, 12/1/48	1,100	1,144
Regional Transportation Dist., Fastracks Project, Series A, 5.00%, 11/1/46	5,000	5,925
		71,329

Connecticut 0.3%

Connecticut Special Tax Obligation, Transportation Infrastructure, Series A, 5.00%, 1/1/33	6,300	7,663
Mashantucket Western Pequot Tribe, 6.05%, (PIK), 7/1/31 (6)(7)	1,216	46
		7,709

Delaware 0.8%

Delaware Economic Dev. Auth., ACTS Retirement Communities, Series B, 5.00%, 11/15/48	6,000	6,899
Delaware HFA, Beebe Medical Center, 5.00%, 6/1/43	2,400	2,811
Delaware HFA, Beebe Medical Center, 5.00%, 6/1/48	3,800	4,452

Delaware Municipal Electric, 5.00%, 7/1/37	5,000	5,257
		19,419

District of Columbia 2.6%

District of Columbia, American Society of Hematology, 5.00%, 7/1/42	1,850	1,991
District of Columbia, Income Tax, Series A, 5.50%, 12/1/30	2,000	2,006
District of Columbia, Ingleside at Rock Creek, Series A, 5.00%, 7/1/32	1,825	1,991
District of Columbia, Ingleside at Rock Creek, Series A, 5.00%, 7/1/37	510	550
District of Columbia, Ingleside at Rock Creek, Series A, 5.00%, 7/1/42	700	751
District of Columbia, Ingleside at Rock Creek, Series A, 5.00%, 7/1/52	1,325	1,413
District of Columbia, KIPP Project, 4.00%, 7/1/39	900	984
District of Columbia Tobacco Settlement Fin., Tobacco Settlement Financing, Series A, Zero Coupon, 6/15/46	8,000	1,520
District of Columbia Water & Sewer Auth., Series A, 5.00%, 10/1/48 (Prerefunded 10/1/23) (3)	5,670	6,495
District of Columbia Water & Sewer Auth., Series B, 5.00%, 10/1/37	3,395	3,997
Metropolitan Washington Airports Auth., Series A, 5.00%, 10/1/29	1,275	1,319
Metropolitan Washington Airports Auth., Series A, 5.00%, 10/1/43 (2)	3,175	3,799
Metropolitan Washington Airports Auth., Series A, 5.00%, 10/1/48 (2)	9,725	11,573
Metropolitan Washington Airports Auth., Dulles Toll Road, Series A, 5.00%, 10/1/44	10,285	12,402
Metropolitan Washington Airports Auth., Dulles Toll Road, Series B, 6.50%, 10/1/44	2,150	2,862
Washington Convention & Sports Auth., Convention Center Hotel, Series A, 5.00%, 10/1/40	3,000	3,088
Washington Metropolitan Area Transit Auth., 5.00%, 7/1/43	4,050	4,847
		61,588

Florida 9.9%

Alachua County HFA, East Ridge Retirement Village, 6.00%, 11/15/34	2,600	2,323
Alachua County HFA, Shands Teaching Hosp. & Clinics, Series A, 5.00%, 12/1/44	5,630	6,325
Brevard County HFA, Health First, 5.00%, 4/1/39	3,000	3,308
Broward County Airport, Series O, 5.375%, 10/1/29	5,345	5,362
Broward County Half-Cent Sales Tax, Main Courthouse Project, Series A, 5.25%, 10/1/36 (Prerefunded 10/1/20) (3)	2,415	2,505
Central Florida Expressway Auth., 5.00%, 7/1/42	5,230	6,252
Central Florida Expressway Auth., Series B, 5.00%, 7/1/34	1,800	2,157
Davie Ed. Fac., Nova Southeastern Univ., Series A, 6.00%, 4/1/42	3,685	4,140
Florida Higher Ed. Fac. Fin. Auth., Jacksonville Univ., Series A1, 5.00%, 6/1/48 (1)	4,220	4,702
Greater Orlando Aviation Auth., Series A, 5.00%, 10/1/32 (2)	1,000	1,206
Greater Orlando Aviation Auth., Series A, 5.00%, 10/1/44 (2)	3,000	3,643
Greater Orlando Aviation Auth., Series A, 5.00%, 10/1/47 (2)	15,000	17,580
Greater Orlando Aviation Auth., Series A, 5.00%, 10/1/52 (2)	1,500	1,751
Highlands County HFA, Adventist Health Sys./Sunbelt, 6.00%, 11/15/37 (Prerefunded 11/15/19) (3)	5	5
Highlands County HFA, Adventist Health Sys./Sunbelt, Unrefunded Balance, 6.00%, 11/15/37 (Prerefunded 11/15/19) (3)	1,995	1,998
Hillsborough County Port Dist., Tampa Port. Auth., Series B, 5.00%, 6/1/30 (2)	820	1,007
Hillsborough County Port Dist., Tampa Port. Auth., Series B, 5.00%, 6/1/31 (2)	855	1,046
Hillsborough County Port Dist., Tampa Port. Auth., Series B, 5.00%, 6/1/46 (2)	5,000	5,913
Jacksonville, Better Jacksonville, Series A, 5.00%, 10/1/30	3,000	3,285
Jacksonville, Ed. Fac., Series B, 5.00%, 6/1/53 (1)	1,800	1,991
Jacksonville, Transit, Series A, 5.00%, 10/1/30	2,450	2,689
Jacksonville, Transit, Series A, 5.00%, 10/1/31	1,900	2,082
Lakewood Ranch Stewardship Dist., Special Assessment National Polo Run, 5.375%, 5/1/47	1,400	1,533

Lee Memorial Health Sys., Series A-1, 5.00%, 4/1/39	1,375	1,668
Lee Memorial Health Sys., Series A-1, 5.00%, 4/1/44	7,275	8,731
Martin County HFA, Martin Memorial Medical Center, 5.00%, 11/15/45 (Prerefunded 11/15/24) (3)	3,750	4,420
Miami-Dade County Aviation, 5.00%, 10/1/41	5,750	6,779
Miami-Dade County Aviation, Series A, 5.00%, 10/1/28 (Prerefunded 10/1/22) (2)(3)	3,580	3,949
Miami-Dade County Aviation, Series A, 5.00%, 10/1/31 (Prerefunded 10/1/22) (2)(3)	5,000	5,516
Miami-Dade County Aviation, Miami Int'l. Airport, Series A-1, 5.375%, 10/1/35 (Prerefunded 10/1/20) (3)	4,540	4,712
Miami-Dade County Aviation, Miami Int'l. Airport, Series A-1, 5.375%, 10/1/41 (Prerefunded 10/1/20) (3)	2,005	2,082
Miami-Dade County Aviation, Miami Int'l. Airport, Unrefunded Balance, Series A-1, 5.375%, 10/1/35 (Prerefunded 10/1/20) (3)	1,210	1,256
Miami-Dade County EFA, Univ. of Miami, Series A, 5.00%, 4/1/40	11,375	12,982
Miami-Dade County EFA, Univ. of Miami, Series A, 5.00%, 4/1/45	5,000	5,673
Miami-Dade County EFA, Univ. of Miami, Series A, 5.00%, 4/1/53	10,000	11,838
Orange County HFA, Orlando Health, Series A, 5.00%, 10/1/39	6,355	7,477
Orange County HFA, Orlando Health Obligated Group, 5.00%, 10/1/47	3,500	4,213
Orlando-Orange County Expressway Auth., 5.00%, 7/1/32	1,505	1,691
OTC Community Dev. Dist., Jacksonville, Special Assessment, Series A, 5.30%, 5/1/38	385	385
Palm Beach County HFA, Active Retirement Life Community, 5.00%, 11/15/45	2,575	2,955
Palm Beach County HFA, Baptist South Florida, 4.00%, 8/15/49	12,000	13,149
Palm Beach County HFA, Sinai Residences of Boca Raton, Series A, 7.25%, 6/1/34	685	765
Palm Beach County HFA, Sinai Residences of Boca Raton, Series A, IDRB, 7.50%, 6/1/49	250	281
Pinellas County IDA, Foundation for Global Understanding, IDRB, 5.00%, 7/1/39	250	290

Pinellas County IDA, Foundation for Global Understanding, Series 2019, 5.00%, 7/1/29	250	298
Reedy Creek Improvement Dist., Series A, GO, 5.00%, 6/1/26	3,000	3,382
Sarasota County Public Hosp. Dist., Sarasota Memorial Hosp., 5.00%, 7/1/41	10,000	11,957
South Miami HFA, Baptist South Florida, 5.00%, 8/15/47	3,250	3,803
Tampa, Baycare Health, Series A, 5.00%, 11/15/46	14,250	16,667
Tampa Hillsborough County Expressway, 5.00%, 7/1/47	15,000	17,782
		237,504

Georgia 5.1%

Atlanta Airport, Series B, 5.00%, 1/1/33	2,500	2,835
Atlanta Dev. Auth., Georgia Proton Treatment Center, Series A-1, 6.75%, 1/1/35	800	845
Atlanta Dev. Auth., Georgia Proton Treatment Center, Series A-1, 7.00%, 1/1/40	5,405	5,736
Atlanta Dev. Auth., Stadium, Series A-1, 5.25%, 7/1/40	2,275	2,680
Atlanta Dev. Auth., Stadium, Series A-1, 5.25%, 7/1/44	11,000	12,894
Atlanta Water & Wastewater, Series A, 6.25%, 11/1/34 (Prerefunded 11/1/19) (3)	1,000	1,000
Cobb County Kennestone Hosp. Auth., Series B, 5.50%, 4/1/37 (Prerefunded 4/1/20) (3)(8)	1,170	1,191
Cobb County Kennestone Hosp. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/42	1,000	1,170
Dalton, GO, 5.00%, 2/1/42	8,500	10,327
DeKalb County Water & Sewer, 5.00%, 10/1/32	2,000	2,254
Fulton County Dev. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/37	1,325	1,565
Fulton County Dev. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/42	4,920	5,756
Fulton County Dev. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/47	2,050	2,384
Fulton County Dev. Auth., Woodruff Arts Center, 5.00%, 3/15/36	2,625	3,080
Fulton County Dev. Auth., Woodruff Arts Center, 5.00%, 3/15/44	3,675	4,459

Gainesville & Hall County CDA, Active Retirement Communities, 5.00%, 11/15/33	2,000	2,339
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health, Series A, 5.25%, 8/15/49	11,000	12,771
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health, Unrefunded Balance, Series A, 5.375%, 2/15/40 (Prerefunded 2/15/20) (3)	2,145	2,170
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health, Unrefunded Balance, Series A, 5.375%, 2/15/40	665	673
Georgia Private Colleges & Univ. Auth., Emory Univ., Series B, 5.00%, 10/1/38	2,925	3,512
Griffin-Spalding County Hosp. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/37	1,500	1,772
Main Street Natural Gas, Series A, 5.00%, 5/15/31	4,000	4,892
Main Street Natural Gas, Series A, 5.00%, 5/15/32	2,500	3,048
Main Street Natural Gas, Series B, VRDN, 4.00%, 8/1/49 (Tender 12/2/24)	2,800	3,142
Main Street Natural Gas, Georgia Municipal Gas Auth., Series B, 5.00%, 3/15/20	2,000	2,025
Main Street Natural Gas, Georgia Municipal Gas Auth., Series C, VRDN, 4.00%, 8/1/48 (Tender 12/1/23)	6,400	6,944
Municipal Electric Auth., Plant Vogtle Project, Series A, 5.00%, 1/1/49	5,045	5,768
Municipal Electric Auth. of Georgia, General Power Revenue, Series 2018A, 5.00%, 1/1/26	685	817
Municipal Electric Auth. of Georgia, General Power Revenue, Series 2018A, 5.00%, 1/1/27	1,280	1,552
Municipal Electric Auth. of Georgia, General Power Revenue, Series 2018A, 5.00%, 1/1/28	355	437
Municipal Electric Auth. of Georgia, Power Revenue, Series HH, 5.00%, 1/1/26	3,625	4,322
Municipal Electric Auth. of Georgia, Power Revenue, Series HH, 5.00%, 1/1/27	2,040	2,474
Municipal Electric Auth. of Georgia, Power Revenue, Series HH, 5.00%, 1/1/28	2,145	2,641
Savannah Hosp. Auth., Saint Joseph's/Candler Health, Series A, 5.50%, 7/1/31	1,870	2,116
		121,591

Hawaii 0.2%		
Hawaii Airports Sys. Revenue, Series A, 5.00%, 7/1/43 (2)	3,000	3,587
		3,587
Idaho 0.3%		
Idaho HFA, Saint Luke's Health, Series A, 5.00%, 3/1/39	6,335	7,008
Idaho HFA, Trinity Health, VRDN, 1.35%, 12/1/48 (Tender 2/3/20)	1,010	1,010
		8,018
Illinois 3.4%		
Chicago, Series A, GO, 5.50%, 1/1/49	3,050	3,548
Chicago, Series C, 5.00%, 1/1/31	1,400	1,581
Chicago Board of Ed., Series A, GO, 5.00%, 12/1/24 (4)	1,000	1,138
Chicago Midway Int'l Airport, Series A, 5.00%, 1/1/33 (2)	3,600	4,024
Chicago Midway Int'l Airport, Series A, 5.00%, 1/1/34 (2)	2,400	2,679
Chicago O'Hare Int'l. Airport, Series A, 5.00%, 1/1/27 (2)	5,000	5,789
Chicago O'Hare Int'l. Airport, Series A, 5.00%, 1/1/48 (2)	3,000	3,550
Chicago O'Hare Int'l. Airport, Series B, 5.00%, 1/1/28	2,160	2,521
Chicago O'Hare Int'l. Airport, Series C, 6.50%, 1/1/41 (Prerefunded 1/1/21) (3)	2,000	2,123
Chicago O'Hare Int'l. Airport, Series D, 5.00%, 1/1/47	3,725	4,351
Cook County, Series C, GO, 5.00%, 11/15/29	1,750	1,896
Cook County, Series C, GO, 5.00%, 11/15/33	2,740	2,952
Illinois, GO, 5.50%, 7/1/38	4,500	4,882
Illinois, Series A, GO, 5.00%, 10/1/31	1,000	1,150
Illinois, Series B, GO, 5.00%, 10/1/31	1,500	1,725
Illinois, Series B, GO, 5.00%, 10/1/32	1,200	1,375
Illinois Fin. Auth., Northwestern Memorial Hosp., Series A-2, VRDN, 1.20%, 8/15/42	6,805	6,805
Illinois Fin. Auth., Presence Health, Series C, 5.00%, 2/15/34	435	522
Illinois Fin. Auth., Presence Health, Series C, 5.00%, 2/15/36	640	761

Illinois Fin. Auth., Presence Health, Series C, 5.00%, 2/15/41	1,855	2,179
Illinois Toll Highway Auth., Series C, 5.00%, 1/1/37	5,000	5,715
Metropolitan Pier & Exposition Auth., McCormick Place, Series A, 5.00%, 6/15/57	1,100	1,216
Metropolitan Pier & Exposition Auth., McCormick Place, Series B-2, 5.25%, 6/15/50	7,000	7,087
Metropolitan Pier & Exposition Auth., McCormick Place, Unrefunded Balance, Series A, 5.50%, 6/15/50	2,270	2,301
Regional Transportation Auth., Series A, 6.00%, 7/1/33 (5)	2,000	2,791
Regional Transportation Auth., Series B, 5.50%, 6/1/27 (5)	4,600	5,547
		80,208

Indiana 0.8%

Indiana Fin. Auth., Ohio River Bridges, Series A, 5.00%, 7/1/48 (2)	1,750	1,899
Indiana Fin. Auth., Ohio River Bridges, Series A, 5.25%, 1/1/51 (2)	5,440	5,949
Indiana Fin. Auth., U.S. Steel, 6.00%, 12/1/26	1,000	1,017
Valparaiso, Pratt Paper, 6.75%, 1/1/34 (2)	2,000	2,323
Valparaiso, Pratt Paper, 7.00%, 1/1/44 (2)	500	584
Vigo County Hosp. Auth., Union Hosp., 7.75%, 9/1/31 (Prerefunded 9/1/21) (3)	1,000	1,116
Whiting, BP Products, VRDN, 5.00%, 12/1/44 (Tender 6/5/26) (2)	5,425	6,406
		19,294

Iowa 0.0%

Iowa Fin. Auth., Iowa Fertilizer, Series B, VRDN, 5.25%, 12/1/50 (Tender 12/1/37)	600	650
		650

Kansas 0.6%

Univ. of Kansas Hosp. Auth., Series A, 5.00%, 9/1/48	6,075	7,339
Wichita, Via Christi Health, 5.25%, 11/15/24 (Prerefunded 11/15/19) (3)	3,000	3,004

Wichita, Via Christi Health, Series IV-A, 5.00%, 11/15/29 (Prerefunded 11/15/21) (3)	4,000	4,298
		14,641
Kentucky 1.3%		
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/37	1,075	1,233
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/41	825	939
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/45	3,375	3,805
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.25%, 6/1/41	2,225	2,576
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.25%, 6/1/50	2,045	2,271
Kentucky Economic DFA, Owensboro Medical Health, Series A, 6.375%, 6/1/40 (Prerefunded 6/1/20) (3)	4,635	4,771
Kentucky Economic DFA, Owensboro Medical Health, Series B, 6.375%, 3/1/40 (Prerefunded 6/1/20) (3)	1,525	1,570
Kentucky Public Energy Auth., Gas Supply, Series B, VRDN, 4.00%, 1/1/49 (Tender 1/1/25)	9,000	9,955
Louisville & Jefferson County Regional Airport Auth., UPS Worldwide Forwarding, Series B, VRDN, 1.55%, 1/1/29 (2)	2,600	2,600
Louisville & Jefferson County Regional Airport Auth., UPS Worldwide Forwarding, Series C, VRDN, 1.32%, 1/1/29 (2)	700	700
		30,420
Louisiana 1.2%		
Louisiana Local Gov't. Environment Fac. Auth., Westlake Chemical, Series A, 6.50%, 8/1/29	1,670	1,732
New Orleans Aviation Board, Series A, 5.00%, 1/1/48	4,250	4,950
New Orleans Aviation Board, Series B, 5.00%, 1/1/48 (2)	2,300	2,638
New Orleans Aviation Board, Series D-2, 5.00%, 1/1/38 (2)	1,250	1,454
New Orleans Aviation Board, North Terminal Project, Series A, 5.00%, 1/1/43	1,865	2,183
New Orleans Aviation Board, North Terminal Project, Series B, 5.00%, 1/1/34 (2)	4,000	4,533

New Orleans Sewerage Service, 5.00%, 6/1/40	1,500	1,707
New Orleans Sewerage Service, 5.00%, 6/1/45	1,350	1,528
New Orleans Water System, 5.00%, 12/1/45	5,500	6,215
Saint Charles Parish, Valero Energy, VRDN, 4.00%, 12/1/40 (Tender 6/1/22)	500	528
Saint John the Baptist Parish, Marathon Oil, VRDN, 2.10%, 6/1/37 (Tender 7/1/24)	625	627
Saint John the Baptist Parish, Marathon Oil, VRDN, 2.20%, 6/1/37 (Tender 7/1/26)	1,500	1,503
		29,598

Maryland 5.2%

Baltimore City, Convention Center Hilton, 5.00%, 9/1/36	2,450	2,820
Baltimore City, Convention Center Hilton, 5.00%, 9/1/46	2,235	2,522
Baltimore City, Wastewater, Series C, 5.00%, 7/1/33	3,190	3,719
Baltimore City, Water, 5.00%, 7/1/31	2,155	2,513
Baltimore City, Water, Series B, 5.00%, 7/1/28	1,500	1,716
Baltimore City, Water, Series B, 5.00%, 7/1/30	2,280	2,602
Gaithersburg, Asbury Obligated Group, Series A, 5.00%, 1/1/33	440	499
Gaithersburg, Asbury Obligated Group, Series A, 5.00%, 1/1/36	295	333
Maryland, Series 2013-1A, GO, 4.00%, 3/1/26	2,900	3,007
Maryland CDA, Series A, 4.50%, 9/1/48	4,855	5,382
Maryland CDA, Series G, VRDN, 1.21%, 9/1/40 (2)	4,155	4,155
Maryland Economic Dev., Purple Line Light Rail, 5.00%, 9/30/24 (2)	250	286
Maryland Economic Dev., Purple Line Light Rail, Series C, 5.00%, 9/30/28 (2)	1,410	1,494
Maryland Economic Dev., Purple Line Light Rail, Series D, 5.00%, 3/31/30 (2)	2,465	2,873
Maryland Economic Dev., Purple Line Light Rail, Series D, 5.00%, 3/31/36 (2)	6,775	7,754
Maryland Economic Dev., Purple Line Light Rail, Series D, 5.00%, 3/31/51 (2)	1,850	2,073
Maryland Economic Dev., Transportation Fac., Series A, 5.75%, 6/1/35 (Prerefunded 6/1/20) (3)	1,900	1,949

Maryland HHEFA, Adventist Healthcare, Series A, 5.50%, 1/1/36	1,445	1,731
Maryland HHEFA, Adventist Healthcare, Series A, 5.50%, 1/1/46	5,000	5,849
Maryland HHEFA, Adventist Healthcare, Series A, 6.25%, 1/1/31	500	549
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/39	5,000	5,638
Maryland HHEFA, Charlestown Community, 6.25%, 1/1/45 (Prerefunded 1/1/21) (3)	2,000	2,114
Maryland HHEFA, MedStar Health, 5.00%, 8/15/33	4,500	5,188
Maryland HHEFA, MedStar Health, 5.00%, 8/15/38	4,000	4,566
Maryland HHEFA, MedStar Health, Series A, 5.00%, 5/15/45	8,545	10,004
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/27	2,055	2,419
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/45	1,865	2,120
Maryland HHEFA, Univ. of Maryland Medical, Series A, 5.00%, 7/1/43	8,500	9,140
Maryland HHEFA, Western Maryland Health, 5.25%, 7/1/34	2,500	2,818
Maryland Stadium Auth., Baltimore City Public Schools Construction, Series A, 5.00%, 5/1/42	5,790	6,976
Maryland Stadium Auth., Construction & Revitalization, 5.00%, 5/1/35	4,000	4,913
Maryland Transportation Auth., Baltimore/Washington Int'l Airport, 4.00%, 6/1/33 (2)	3,250	3,737
Maryland Transportation Auth., Baltimore/Washington Int'l Airport, Series B, 5.00%, 3/1/27 (2)	7,985	8,616
Rockville, Ingleside at King Farm, Series A-2, 5.00%, 11/1/31	295	335
Rockville, Ingleside at King Farm, Series B, 5.00%, 11/1/42	2,500	2,769
		125,179

Massachusetts 0.6%

Massachusetts Dev. Fin. Agency, Newbridge Charles, 5.00%, 10/1/57 (1)	1,600	1,756
Massachusetts DOT, Series A, 5.00%, 1/1/32	7,850	9,837
Massachusetts DOT, Highway, Series B, 5.00%, 1/1/32 (Prerefunded 1/1/20) (3)	3,000	3,018

Massachusetts Housing Fin. Agency, Multi-Family, Series C, 5.35%, 12/1/42 (2)	680	686
		15,297
Michigan 3.3%		
Detroit, GO, 5.00%, 4/1/27	800	904
Detroit Downtown Dev. Auth., Catalyst Dev. Project, Series A, 5.00%, 7/1/43 (4)	2,100	2,335
Detroit Downtown Dev. Auth., Catalyst Dev. Project, Series A, 5.00%, 7/1/48 (4)	2,300	2,553
Grand Traverse County Hosp. Fin. Auth., Munson Healthcare, Series C, VRDN, 1.30%, 7/1/41	1,575	1,575
Great Lakes Water Auth., Sewage Disposal, Series C, 5.00%, 7/1/36	3,300	3,876
Great Lakes Water Auth., Water Supply, Series B, 5.00%, 7/1/46	10,875	12,677
Michigan Fin. Auth., Great Lakes Water Auth., Sewer Disposal, Series C, 5.00%, 7/1/35	2,325	2,692
Michigan Fin. Auth., Great Lakes Water Auth., Water Supply, Series C-1, 5.00%, 7/1/44	1,000	1,073
Michigan Fin. Auth., Great Lakes Water Auth., Water Supply, Series D-2, 5.00%, 7/1/34	2,250	2,610
Michigan Fin. Auth., Henry Ford Health, 5.00%, 11/15/34	3,225	3,850
Michigan Fin. Auth., Henry Ford Health, 5.00%, 11/15/37	3,500	4,146
Michigan Fin. Auth., McLaren Health Care, 5.00%, 2/15/38	2,000	2,473
Michigan Fin. Auth., McLaren Health Care, 5.00%, 2/15/39	5,925	7,297
Michigan Fin. Auth., McLaren Health Care, Series B, 5.00%, 5/15/35	5,000	5,799
Michigan Fin. Auth., Trinity Health Credit Group, 5.00%, 12/1/31	2,700	2,928
Michigan Fin. Auth., Trinity Health Credit Group, 5.00%, 12/1/32	11,395	12,356
Michigan Fin. Auth., Trinity Health Credit Group, 5.00%, 12/1/35	5,000	5,426
Michigan Fin. Auth., Trinity Health Credit Group, Series A, 5.00%, 12/1/47	3,000	3,262
		77,832

Missouri 1.8%		
Kansas City IDA, Downtown Redev., Series A, IDRB, 5.50%, 9/1/25	3,620	3,884
Kansas City IDA, Kansas City Int'l Airport, Series B, IDRB, 5.00%, 3/1/55 (2)(4)	16,490	19,514
Missouri Joint Municipal Electric Utility Commission, IATAN 2, Series A, 5.00%, 1/1/33	2,000	2,254
Missouri Joint Municipal Electric Utility Commission, Plum Point, 5.00%, 1/1/33	5,000	5,758
Saint Louis County IDA, Friendship Village, IDRB, 5.00%, 9/1/48	5,345	5,983
Saint Louis County IDA, Friendship Village, Series A, IDRB, 5.00%, 9/1/38	750	844
Saint Louis County IDA, Friendship Village, Series A, IDRB, 5.125%, 9/1/48	1,950	2,197
Saint Louis County IDA, St. Andrews Resources for Seniors, Series A, 5.125%, 12/1/45	825	900
Saint Louis IDA, Ballpark Village, Series A, IDRB, 3.875%, 11/15/29	90	98
Saint Louis IDA, Ballpark Village, Series A, IDRB, 4.375%, 11/15/35	585	635
Saint Louis IDA, Ballpark Village, Series A, IDRB, 4.75%, 11/15/47	500	545
		42,612
Nebraska 0.1%		
Central Plains Energy, Goldman Sachs Group, 5.25%, 9/1/37	1,000	1,092
Douglas County Hosp. Auth. #2, Nebraska Methodist Health, 5.00%, 11/1/45	1,230	1,395
		2,487
Nevada 1.3%		
Clark County Airport, Las Vegas McCarran Int'l Airport, Series B, 5.125%, 7/1/36	1,805	1,816
Clark County Airport, Las Vegas McCarran Int'l Airport, Series B, 5.75%, 7/1/42	7,575	7,627

Las Vegas Convention & Visitors Auth., Series B, 5.00%, 7/1/33	2,095	2,619
Las Vegas Convention & Visitors Auth., Series B, 5.00%, 7/1/43	10,000	11,965
Las Vegas Redev. Agency, 5.00%, 6/15/40	3,210	3,648
Las Vegas Redev. Agency, 5.00%, 6/15/45	2,300	2,597
Las Vegas Valley Water Dist., Series B, GO, 5.00%, 6/1/28	805	880
		31,152
New Jersey 5.2%		
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/24	1,000	1,078
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/25	5,000	5,378
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/28	500	535
New Jersey Economic Dev. Auth., Goethals Bridge, 5.00%, 1/1/31 (2)(4)	1,000	1,119
New Jersey Economic Dev. Auth., Goethals Bridge, 5.125%, 1/1/34 (2)	1,795	2,017
New Jersey Economic Dev. Auth., Goethals Bridge, 5.125%, 7/1/42 (2)(4)	1,100	1,223
New Jersey Economic Dev. Auth., Goethals Bridge, 5.375%, 1/1/43 (2)	3,000	3,359
New Jersey Economic Dev. Auth., Goethals Bridge, 5.625%, 1/1/52 (2)	2,040	2,291
New Jersey Economic Dev. Auth., Middlesex Water, Series A, 5.00%, 10/1/23	2,455	2,792
New Jersey Economic Dev. Auth., Port Newark Container Terminal, 5.00%, 10/1/37 (2)	1,920	2,229
New Jersey Economic Dev. Auth., Port Newark Container Terminal, 5.00%, 10/1/47 (2)	5,795	6,622
New Jersey Economic Dev. Auth., United Continental Airlines, 5.125%, 9/15/23 (2)	1,000	1,076
New Jersey Economic Dev. Auth., United Continental Airlines, 5.25%, 9/15/29 (2)	1,000	1,093
New Jersey Economic Dev. Auth., United Continental Airlines, Series B, 5.625%, 11/15/30 (2)	2,500	2,870
New Jersey HCFFA, Barnabas Health, Series A, 5.00%, 7/1/23	1,255	1,377

New Jersey HCFFA, Barnabas Health, Series A, 5.00%, 7/1/24	4,500	4,934
New Jersey HCFFA, Barnabas Health, Series A, 5.00%, 7/1/25	1,000	1,095
New Jersey HCFFA, Barnabas Health, Series A, 5.00%, 7/1/43	5,900	6,948
New Jersey HCFFA, Barnabas Health, Series A, 5.00%, 7/1/44	3,350	3,826
New Jersey HCFFA, Barnabas Health, Series A, 5.625%, 7/1/37 (Prerefunded 7/1/21) (3)	2,000	2,144
New Jersey HCFFA, Hackensack Meridian Health, 5.00%, 7/1/25	4,000	4,382
New Jersey HCFFA, Hackensack Meridian Health, 5.00%, 7/1/26	1,000	1,094
New Jersey HCFFA, Hackensack Meridian Health, Series A, 5.25%, 7/1/57	2,000	2,386
New Jersey HCFFA, Univ. Hosp., Series A, 5.00%, 7/1/46 (4)	3,550	4,007
New Jersey Higher Ed. Student Assistance Auth., Series 1A-1, 5.00%, 12/1/22 (2)	2,000	2,208
New Jersey Higher Ed. Student Assistance Auth., Series 1A-1, 5.00%, 12/1/26	880	882
New Jersey Institute of Technology, Series A, 5.00%, 7/1/40	3,500	4,057
New Jersey Institute of Technology, Series A, 5.00%, 7/1/42 (Prerefunded 7/1/22) (3)	1,220	1,342
New Jersey Institute of Technology, Unrefunded Balance, Series A, 5.00%, 7/1/42	2,780	3,014
New Jersey Transportation Trust Fund Auth., 5.25%, 6/15/43	13,450	15,679
New Jersey Transportation Trust Fund Auth., Series B, 5.50%, 6/15/31	3,000	3,172
New Jersey Transportation Trust Fund Auth., Series BB, 4.00%, 6/15/44	5,825	6,077
New Jersey Transportation Trust Fund Auth., Fed. Highway Reimbursement, Series A, 5.00%, 6/15/31	2,900	3,375
New Jersey Transportation Trust Fund Auth., Fed. Highway Reimbursement, Series A-1, 5.00%, 6/15/21	5,275	5,574
New Jersey Turnpike Auth., Series B, 5.00%, 1/1/30	4,000	4,443
North Hudson Sewerage Auth., Series A, 5.00%, 6/1/20	2,710	2,769
North Hudson Sewerage Auth., Series A, 5.00%, 6/1/21	955	1,011
Tobacco Settlement Fin., Series A, 5.00%, 6/1/37	1,000	1,183

Tobacco Settlement Fin., Series A, 5.25%, 6/1/46	4,000	4,646
		125,307

New York 10.7%

Brooklyn Arena Local Dev., Barclays Center, Series A, 5.00%, 7/15/42	4,800	5,454
Buffalo & Erie County Ind. Land Dev., Buffalo State College Foundation Housing, 5.375%, 10/1/41	3,140	3,316
Build New York City Resource, Pratt Paper, 3.75%, 1/1/20 (1)(2)	70	70
Build New York City Resource, Pratt Paper, 5.00%, 1/1/35 (1)(2)	1,500	1,650
Dormitory Auth. of the State of New York, Series A, 4.00%, 3/15/48	5,000	5,606
Dormitory Auth. of the State of New York, Series A, 5.00%, 3/15/46	5,000	6,110
Dormitory Auth. of the State of New York, Mount Sinai Hosp., Series A, 5.00%, 7/1/23	3,200	3,279
Dormitory Auth. of the State of New York, Personal Income Tax, Series B, 5.00%, 3/15/32	6,250	6,776
Dormitory Auth. of the State of New York, Saint John's Univ., Series A, 5.00%, 7/1/44	1,400	1,542
Dormitory Auth. of the State of New York, Sales Tax, Series A, 5.00%, 3/15/35	6,050	7,272
Dormitory Auth. of the State of New York, School Dist., Series A, 5.00%, 10/1/25 (Prerefunded 10/1/21) (3)	2,835	3,048
Dormitory Auth. of the State of New York, School Dist., Unrefunded Balance, Series A, 5.00%, 10/1/25	165	176
Dormitory Auth. of the State of New York, The New School, Series A, 5.00%, 7/1/37	2,605	3,084
Glen Cove Local Economic Assistance, Garvies Point, Series A, 5.00%, 1/1/56	745	806
Glen Cove Local Economic Assistance, Garvies Point, Series B, Zero Coupon, 1/1/45	9,655	3,372
Glen Cove Local Economic Assistance, Garvies Point, Series C, STEP, 0.00%, 1/1/55	970	928
Hudson Yards Infrastructure, 5.75%, 2/15/47 (Prerefunded 2/15/21) (3)	925	979
Hudson Yards Infrastructure, 5.75%, 2/15/47	3,275	3,454

Long Island Power Auth., Series A, 5.00%, 9/1/34	1,325	1,529
Long Island Power Auth., Series A, 5.00%, 9/1/37	5,175	5,649
Metropolitan Transportation Auth., Series B, 5.25%, 11/15/26 (4)	4,000	4,980
Metropolitan Transportation Auth., Series D2, BAN, 4.00%, 7/1/20	9,000	9,154
Metropolitan Transportation Auth., Series E, BAN, 4.00%, 9/1/20	7,500	7,661
Metropolitan Transportation Auth., Dedicated Tax Fund, Series A, 5.25%, 11/15/31	5,000	6,227
Metropolitan Transportation Auth., Green Bond Transportation, Series A-2, 5.00%, 11/15/45	10,480	12,560
Metropolitan Transportation Auth., Hudson Rail Yards Trust, Series A, 5.00%, 11/15/46	8,835	8,850
Nassau County IDA, Amsterdam at Harborside, Series A, IDRB, 5.875%, 1/1/23	142	143
Nassau County IDA, Amsterdam at Harborside, Series A, IDRB, 6.50%, 1/1/32	296	301
Nassau County IDA, Amsterdam at Harborside, Series A, IDRB, 6.70%, 1/1/49	2,679	2,652
Nassau County IDA, Amsterdam at Harborside, Series A-5, IDRB, 6.70%, 1/1/49	173	172
Nassau County IDA, Amsterdam at Harborside, Series B, IDRB, 5.50%, 7/1/20	90	90
Nassau County IDA, Amsterdam at Harborside, Series C, IDRB, 2.00%, 1/1/49 (7)(9)	636	103
New York City, Series B-1, GO, 5.00%, 10/1/38	2,550	3,091
New York City, Series B-1, GO, 5.00%, 10/1/42	7,000	8,717
New York City, Series D-1, GO, 5.00%, 12/1/42	5,000	6,132
New York City, Series J, GO, 5.00%, 8/1/30	4,310	4,991
New York City, Series J, GO, 5.00%, 8/1/33	1,500	1,733
New York City Municipal Water Fin. Auth., Series DD-3B, VRDN, 1.22%, 6/15/43	3,750	3,750
New York City Transitional Fin. Auth., Series A-6, VRDN, 1.22%, 8/1/39	10,100	10,100
New York City Transitional Fin. Auth., Building Aid, Series S-1, 5.00%, 7/15/45	5,000	6,049

New York City Transitional Fin. Auth., Building Aid, Series S-1A, 5.00%, 7/15/33	2,000	2,123
New York City Transitional Fin. Auth., Building Aid, Series S-3, 5.00%, 7/15/43	5,000	6,069
New York City Transitional Fin. Auth., Future Tax, Series A-5, VRDN, 1.22%, 8/1/39	4,880	4,880
New York City Transitional Fin. Auth., Future Tax, Series IE, 5.00%, 8/1/36	6,955	8,631
New York City Transitional Fin. Auth., Future Tax, Series IE, 5.00%, 8/1/38	5,000	6,157
New York Liberty Dev., 3 World Trade Center, Class 2, 5.15%, 11/15/34 (1)	1,750	1,960
New York Liberty Dev., 3 World Trade Center, Class 2, 5.375%, 11/15/40 (1)	3,500	3,939
New York Liberty Dev., Bank of America Tower, 2.625%, 9/15/69	1,100	1,110
New York Liberty Dev., Bank of America Tower at One Bryant Park, 2.80%, 9/15/69	2,850	2,906
New York Liberty Dev., One Bryant Park, 6.375%, 7/15/49 (Prerefunded 1/15/20) (3)	3,500	3,536
New York Liberty Dev., Port Auth. of New York/New Jersey, 4 World Trade Center, 5.75%, 11/15/51	9,170	9,975
New York State Thruway Auth., Series A, 5.25%, 1/1/56	2,025	2,359
New York State Thruway Auth., Series B, 4.00%, 1/1/45	4,450	4,973
New York State Transportation Dev., American Airlines, 5.00%, 8/1/31 (2)	1,450	1,517
New York State Transportation Dev., Delta Airlines, LaGuardia Airport, 5.00%, 1/1/34 (2)	3,000	3,577
New York State Transportation Dev., Delta Airlines, LaGuardia Airport, 5.00%, 1/1/36 (2)	2,750	3,263
Onondaga Civic Dev., Saint Joseph's Hosp., 5.00%, 7/1/42 (Prerefunded 7/1/22) (3)	3,415	3,761
Onondaga Civic Dev., Upstate Properties Dev., 5.25%, 12/1/41	2,000	2,158
Onondaga Civic Dev., Upstate Properties Dev., 5.50%, 12/1/31	2,000	2,170
Port Auth. of New York & New Jersey, Series 172, 5.00%, 10/1/34 (2)	2,000	2,155
Port Auth. of New York & New Jersey, Series 190, 5.00%, 5/1/35	4,000	4,072

Port Auth. of New York & New Jersey, Consolidated Bonds, Series 214, 4.00%, 9/1/43 (2)	1,950	2,198
Port Auth. of New York & New Jersey, JFK Int'l Air Terminal, 6.00%, 12/1/36	1,000	1,051
Triborough Bridge & Tunnel Auth., Series A, 5.00%, 1/1/28 (Prerefunded 1/1/22) (3)	3,000	3,258
Triborough Bridge & Tunnel Auth., Series B, 5.00%, 11/15/25	2,000	2,230
Westchester County Local Dev., Pace Univ., Series A, 5.50%, 5/1/42	4,515	5,061
		256,645

North Carolina 2.0%

Charlotte, Douglas Int'l Airport, Series A, 5.00%, 7/1/33	1,555	1,644
Charlotte, Douglas Int'l Airport, Series A, 5.00%, 7/1/39	2,255	2,308
North Carolina Medical Care Commission, Galloway Ridge, Series A, 5.25%, 1/1/41	500	542
North Carolina Medical Care Commission, Galloway Ridge, Series A, 6.00%, 1/1/39 (Prerefunded 1/1/20) (3)	520	524
North Carolina Medical Care Commission, Salemtowne, 5.25%, 10/1/35	1,000	1,027
North Carolina Medical Care Commission, Salemtowne, Series B-2, 3.55%, 10/1/24	1,000	1,004
North Carolina Medical Care Commission, Vidant Health, 5.00%, 6/1/40	5,000	5,737
North Carolina Medical Care Commission, Vidant Health, 5.00%, 6/1/45	13,165	15,015
North Carolina Municipal Power Agency # 1, Catawba, Series A, 5.00%, 1/1/28	7,650	9,213
North Carolina Turnpike Auth., 5.00%, 1/1/40	8,025	9,675
Raleigh Durham Airport Auth., Series B-1, 5.00%, 11/1/30	2,205	2,244
		48,933

North Dakota 0.1%

Grand Forks Health Care, Altru Health, 5.00%, 12/1/32	3,000	3,175
		3,175

Ohio 1.3%		
Allen County, Hosp. Fac., Catholic Healthcare, Series C, VRDN, 1.26%, 6/1/34	2,400	2,400
American Municipal Power, Comb Hydroelectric, Series A, VRDN, 2.25%, 2/15/48 (Tender 8/15/21)	5,000	5,042
Bowling Green, Student Housing, CFP I - Bowling Green State Univ., 5.75%, 6/1/31 (Prerefunded 6/1/20) (3)	1,500	1,540
Cuyahoga County, MetroHealth, 5.50%, 2/15/52	4,815	5,602
Cuyahoga County, MetroHealth, 5.50%, 2/15/57	3,135	3,636
Hamilton County, Life Enriching Communities, 5.00%, 1/1/36	1,500	1,692
Hamilton County, Life Enriching Communities, 5.00%, 1/1/46	4,200	4,669
Hamilton County, Life Enriching Communities, Series A, 5.00%, 1/1/52	1,000	1,118
Ohio Air Quality Dev. Auth., Ohio Valley Electric, 3.25%, 9/1/29	1,950	2,007
Ohio Air Quality Dev. Auth., Pratt Paper, 4.25%, 1/15/38 (1)(2)	500	539
Ohio Air Quality Dev. Auth., Pratt Paper, 4.50%, 1/15/48 (1)(2)	550	594
Southeastern Ohio Port Auth., Memorial Health Sys., 6.00%, 12/1/42	2,045	2,207
		31,046
Oklahoma 0.3%		
Oklahoma County Fin. Auth., Epworth Villa, Series A, 5.00%, 4/1/33	1,000	983
Oklahoma County Fin. Auth., Epworth Villa, Series A, 5.875%, 4/1/30	250	250
Oklahoma DFA, OU Medicine, Series B, 5.50%, 8/15/52	1,580	1,895
Oklahoma Turnpike Auth., Series C, 5.00%, 1/1/47	1,300	1,531
Tulsa County Ind. Auth., Montereau, Senior Living Community, 5.25%, 11/15/45	625	707
Tulsa County Ind. Auth., Montereau, Senior Living Community, Series A, 7.25%, 11/1/40 (Prerefunded 5/1/20) (3)	1,500	1,544
		6,910
Oregon 0.4%		
Oregon Fac. Auth., Legacy Health, Series A, 5.00%, 6/1/46	4,175	4,857

Oregon Fac. Auth., Peace Health, Series A, VRDN, 1.20%, 8/1/34	2,200	2,200
Port of Portland Airport, Series 24B, 5.00%, 7/1/42 (2)	3,000	3,505
		10,562

Pennsylvania 2.5%

Commonwealth Fin. Auth., Tobacco Industry, 5.00%, 6/1/34	600	731
Cumberland County Municipal Auth., Asbury Obligated Group, 5.25%, 1/1/32	1,465	1,524
Cumberland County Municipal Auth., Asbury Obligated Group, 5.25%, 1/1/41	1,190	1,228
Franklin County IDA, Menno Haven, IDRB, 5.00%, 12/1/38	1,000	1,102
Montgomery County Higher Ed. & Health Auth., Thomas Jefferson Univ., Series A, 5.00%, 9/1/34	2,750	3,327
Montgomery County Higher Ed. & Health Auth., Thomas Jefferson Univ., Series A, 5.00%, 9/1/37	3,500	4,196
Montgomery County IDA, Albert Einstein Healthcare, Series A, IDRB, 5.25%, 1/15/45	4,270	4,761
Montgomery County IDA, New Regional Medical Center, IDRB, 5.375%, 8/1/38 (Prerefunded 8/1/20) (3)	2,075	2,140
Pennsylvania Economic DFA, National Gypsum, 5.50%, 11/1/44 (2)	2,500	2,666
Pennsylvania Economic DFA, Republic Service, Series A, VRDN, 1.45%, 4/1/34 (Tender 1/15/20) (2)	9,900	9,900
Pennsylvania Higher EFA, Drexel Univ., 5.00%, 5/1/34	4,380	5,115
Pennsylvania Higher EFA, Thomas Jefferson Univ., Series A, 5.00%, 9/1/39	1,500	1,701
Philadelphia IDA, Temple Univ., 2nd Series 2016, IDRB, 5.00%, 4/1/34	7,675	8,833
School Dist. of Philadelphia, Series A, GO, 5.00%, 9/1/44 (10)	6,200	7,408
State Public School Building Auth., Series A, 5.00%, 6/1/32 (4)	5,000	5,882
		60,514

Puerto Rico 0.9%

Puerto Rico Aqueduct & Sewer Auth., Series A, 5.25%, 7/1/42	1,520	1,590

Puerto Rico Electric Power Auth., Series A-RSA-1, 5.05%, 7/1/42 (7)(9)	50	38
Puerto Rico Electric Power Auth., Series CCC-RSA-1, 5.00%, 7/1/27 (7)(9)	85	64
Puerto Rico Electric Power Auth., Series CCC-RSA-1, 5.25%, 7/1/27 (7)(9)	2,100	1,596
Puerto Rico Electric Power Auth., Series CCC-RSA-1, 5.25%, 7/1/28 (7)(9)	190	144
Puerto Rico Electric Power Auth., Series TT-RSA-1, 5.00%, 7/1/20 (7)(9)	240	180
Puerto Rico Electric Power Auth., Series TT-RSA-1, 5.00%, 7/1/24 (7)(9)	935	701
Puerto Rico Electric Power Auth., Series TT-RSA-1, 5.00%, 7/1/25 (7)(9)	305	229
Puerto Rico Electric Power Auth., Series TT-RSA-1, 5.00%, 7/1/26 (7)(9)	370	277
Puerto Rico Electric Power Auth., Series TT-RSA-1, 5.00%, 7/1/27 (7)(9)	2,230	1,672
Puerto Rico Electric Power Auth., Series TT-RSA-1, 5.00%, 7/1/32 (7)(9)	150	112
Puerto Rico Electric Power Auth., Series TT-RSA-1, 5.00%, 7/1/37 (7)(9)	1,185	889
Puerto Rico Electric Power Auth., Series WW-RSA-1, 5.00%, 7/1/28 (7)(9)	40	30
Puerto Rico Electric Power Auth., Series WW-RSA-1, 5.25%, 7/1/33 (7)(9)	235	179
Puerto Rico Electric Power Auth., Series WW-RSA-1, 5.50%, 7/1/18 (7)(9)	200	147
Puerto Rico Electric Power Auth., Series XX-RSA-1, 5.25%, 7/1/27 (7)(9)	85	65
Puerto Rico Electric Power Auth., Series XX-RSA-1, 5.25%, 7/1/40 (7)(9)	225	171
Puerto Rico Electric Power Auth., Series XX-RSA-1, 5.75%, 7/1/36 (7)(9)	175	134
Puerto Rico Electric Power Auth., Series ZZ-RSA-1, 3.70%, 7/1/17 (7)(9)	55	39
Puerto Rico Electric Power Auth., Series ZZ-RSA-1, 5.00%, 7/1/17 (7)(9)	100	73

Puerto Rico Electric Power Auth., Series ZZ-RSA-1, 5.00%, 7/1/28 (7)(9)	80	60
Puerto Rico Electric Power Auth., Series ZZ-RSA-1, 5.25%, 7/1/19 (7)(9)	745	542
Puerto Rico Electric Power Auth., Series ZZ-RSA-1, 5.25%, 7/1/23 (7)(9)	170	129
Puerto Rico Electric Power Auth., Series ZZ-RSA-1, 5.25%, 7/1/24 (7)(9)	85	65
Puerto Rico Electric Power Auth., Series ZZ-RSA-1, 5.25%, 7/1/26 (7)(9)	1,945	1,478
Puerto Rico Sales Tax Fin., Restructured, Series A-1, Zero Coupon, 7/1/27	5,294	4,235
Puerto Rico Sales Tax Fin., Restructured, Series A-1, Zero Coupon, 7/1/31	2,750	1,910
Puerto Rico Sales Tax Fin., Restructured, Series A-1, Zero Coupon, 7/1/33	4,535	2,852
Puerto Rico Sales Tax Fin., Restructured, Series A-1, 4.50%, 7/1/34	1,211	1,291
		20,892
Rhode Island 0.0%		
Central Falls Detention Fac., 7.25%, 7/15/35 (7)(9)	490	88
		88
South Carolina 1.0%		
Patriots Energy Group Fin. Agency, Series A, VRDN, 4.00%, 10/1/48 (Tender 2/1/24)	5,000	5,442
South Carolina Jobs-Economic Dev. Auth., Active Retirement Community, Series C, 5.00%, 11/15/47	1,925	2,207
South Carolina Jobs-Economic Dev. Auth., Bon Secours Health, 5.00%, 11/1/29 (Prerefunded 11/1/22) (3)	2,000	2,225
South Carolina Jobs-Economic Dev. Auth., Prisma Health Obligated Group, Series A, 5.00%, 5/1/35	2,170	2,618
South Carolina Jobs-Economic Dev. Auth., Prisma Health Obligated Group, Series A, 5.00%, 5/1/36	5,000	6,004

South Carolina Jobs-Economic Dev. Auth., Prisma Health Obligated Group, Series A, 5.00%, 5/1/43	4,650	5,472
		23,968

South Dakota 0.4%

South Dakota HEFA, Regional Health, 5.00%, 9/1/22 (Prerefunded 9/1/20) (3)	1,250	1,289
South Dakota HEFA, Regional Health, 5.00%, 9/1/23 (Prerefunded 9/1/20) (3)	260	268
South Dakota HEFA, Regional Health, 5.00%, 9/1/28 (Prerefunded 9/1/20) (3)	4,750	4,898
South Dakota HEFA, Sanford Health Group, Series B, 5.00%, 11/1/44	2,330	2,613
South Dakota HEFA, Sanfort Health, Series E, 5.00%, 11/1/37	1,030	1,117
		10,185

Tennessee 1.7%

Blount County Health & Ed. Fac. Board, Asbury, Series A, 5.00%, 1/1/47	3,900	4,084
Greeneville Health & Ed. Fac. Board, Ballad Health Obligation Group, Series 2018A, 5.00%, 7/1/36	3,250	3,882
Greeneville Health & Ed. Fac. Board, Ballad Health Obligation Group, Series A, 5.00%, 7/1/44	925	1,085
Lewisburg Ind. Dev. Board, Waste Management Inc., VRDN, 1.53%, 7/2/35 (Tender 2/3/20) (2)	4,400	4,400
Metropolitan Gov't. of Nashville-Davidson Health & Ed. Fac. Board, Vanderbilt Univ. Medical Center, Series A, 5.00%, 7/1/35	2,815	3,309
Metropolitan Gov't. of Nashville-Davidson Health & Ed. Fac. Board, Vanderbilt Univ. Medical Center, Series A, 5.00%, 7/1/40	1,550	1,806
Metropolitan Gov't. of Nashville-Davidson Health & Ed. Fac. Board, Vanderbilt Univ. Medical Center, Series A, 5.00%, 7/1/46	12,090	13,932
Tennessee Energy Acquisition, VRDN, 4.00%, 11/1/49 (Tender 11/1/25)	4,175	4,605
Tennessee Energy Acquisition, Series A, 5.25%, 9/1/24	2,650	3,061
		40,164

Texas 10.2%

Austin Airport, Series B, 5.00%, 11/15/41 (2)	1,350	1,579
Austin Airport, Series B, 5.00%, 11/15/44 (2)	5,000	6,093
Austin Convention Enterprises, Convention Center, 1st Tier, Series A, 5.00%, 1/1/34	1,300	1,510
Austin Convention Enterprises, Convention Center, 2nd Tier, Series B, 5.00%, 1/1/26	1,050	1,212
Central Texas Regional Mobility Auth., 5.00%, 1/1/42	4,490	4,857
Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/28	560	654
Dallas/Fort Worth Int'l. Airport, Series A, 5.25%, 11/1/30 (2)	5,680	6,451
Dallas/Fort Worth Int'l. Airport, Series C, 5.125%, 11/1/43 (2)	4,650	5,084
Dallas/Fort Worth Int'l. Airport, Series D, 5.00%, 11/1/38 (2)	11,695	12,413
Dallas/Fort Worth Int'l. Airport, Series E, 5.00%, 11/1/35 (Prerefunded 11/1/20) (2)(3)	5,000	5,181
Dallas/Fort Worth Int'l. Airport, United Parcel Service, VRDN, 1.32%, 5/1/32 (2)	1,800	1,800
Harris County Cultural Ed. Fac. Fin., Brazos Presbyterian Homes, Series B, 6.375%, 1/1/33	1,635	1,838
Harris County Cultural Ed. Fac. Fin., Methodist Hosp. Sys., Series C-1, VRDN, 1.35%, 12/1/24	11,940	11,940
Harris County Cultural Ed. Fac. Fin., Thermal Energy, 5.00%, 11/15/31	660	809
Harris County Cultural Ed. Fac. Fin., Thermal Energy, 5.00%, 11/15/33	6,575	8,012
Harris County Health Fac. Dev., Methodist Hosp. Sys., Series A-1, VRDN, 1.35%, 12/1/41	2,300	2,300
Harris County Health Fac. Dev., Methodist Hosp. Sys., Series A-2, VRDN, 1.35%, 12/1/41	3,795	3,795
Houston Airport, Series A, 5.00%, 7/1/36 (2)	1,100	1,333
Houston Airport, Series A, 5.00%, 7/1/37 (2)	2,125	2,566
Houston Airport, Series A, 5.00%, 7/1/41 (2)	3,250	3,886
Houston Airport, Series C, 5.00%, 7/1/31 (2)	3,000	3,689
Houston Airport, Series C, 5.00%, 7/1/32 (2)	3,750	4,594
Houston Airport, United Airlines, Series B-1, 5.00%, 7/15/35 (2)	1,500	1,676

Joint Guadalupe County - Seguin Hosp., Board of Managers Guadalupe Regional Medical Center, 5.00%, 12/1/29	1,700	1,872
Joint Guadalupe County - Seguin Hosp., Board of Managers Guadalupe Regional Medical Center, 5.00%, 12/1/40	1,890	2,033
Lower Colorado River Auth., Transmission Services, Series A, 5.00%, 5/15/28	3,320	3,500
Lower Colorado River Auth., Transmission Services, Series A, 5.00%, 5/15/33	3,500	3,702
Mission Economic Dev., 1.55%, 1/1/26	1,200	1,200
Mission Economic Dev., Natagasoline, Series B, 4.625%, 10/1/31 (1)(2)	3,275	3,550
Montgomery County Toll Road Auth., Senior, 5.00%, 9/15/32	85	97
Montgomery County Toll Road Auth., Senior, 5.00%, 9/15/33	90	102
Montgomery County Toll Road Auth., Senior, 5.00%, 9/15/34	95	107
Montgomery County Toll Road Auth., Senior, 5.00%, 9/15/35	175	197
Montgomery County Toll Road Auth., Senior, 5.00%, 9/15/36	245	276
Montgomery County Toll Road Auth., Senior, 5.00%, 9/15/38	410	459
Montgomery County Toll Road Auth., Senior, 5.00%, 9/15/43	1,215	1,345
Montgomery County Toll Road Auth., Senior, 5.00%, 9/15/48	3,525	3,894
New Hope Cultural Ed. Fac. Fin., Collegiate Housing, Tarleton State Univ., Series A, 5.00%, 4/1/24	420	466
New Hope Cultural Ed. Fac. Fin., Collegiate Housing, Tarleton State Univ., Series A, 5.00%, 4/1/35	420	460
New Hope Cultural Ed. Fac. Fin., Collegiate Housing, Tarleton State Univ., Series A, 5.00%, 4/1/47	2,070	2,237
New Hope Cultural Ed. Fac. Fin., Presbyterian Village North, 5.00%, 10/1/33	275	306
New Hope Cultural Ed. Fac. Fin., Presbyterian Village North, 5.00%, 10/1/35	1,000	1,107
New Hope Cultural Ed. Fac. Fin., Presbyterian Village North, 5.25%, 10/1/49	1,720	1,900
North Texas Tollway Auth., 1st Tier, Series A, 5.00%, 1/1/37	5,000	5,991
North Texas Tollway Auth., 1st Tier, Series A, 5.00%, 1/1/39	2,705	3,159
North Texas Tollway Auth., 1st Tier, Series A, 5.00%, 1/1/43	8,500	10,182
San Antonio Water Sys., Series A, VRDN, 2.625%, 5/1/49 (Tender 5/1/24)	2,250	2,368

Tarrant County Cultural Ed. Fac. Fin., Series A, VRDN, 1.20%, 10/1/41	500	500
Tarrant County Cultural Ed. Fac. Fin., Buckingham Senior Living Community, 5.50%, 11/15/45 (7)(9)	1,125	788
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series A, 5.00%, 11/15/28	585	685
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series A, 5.00%, 11/15/30	750	870
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series A, 5.00%, 11/15/37	1,105	1,260
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series B, 5.00%, 11/15/40	1,225	1,383
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series B, 5.00%, 11/15/46	2,750	3,080
Tarrant County Cultural Ed. Fac. Fin., Edgemere-Northwest Senior High School, Series A, 5.00%, 11/15/45	2,830	2,942
Tarrant County Cultural Ed. Fac. Fin., Texas Health Resources, Series A, 5.00%, 2/15/41	2,900	3,412
Tarrant County Cultural Ed. Fac. Fin., Texas Health Resources, Series A, 5.00%, 2/15/47	12,000	13,991
Texas, TRAN, 4.00%, 8/27/20	15,000	15,342
Texas, Transportation Commission, Series A, GO, 5.00%, 10/1/44	5,460	6,272
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch Senior Lien, Series D, 6.25%, 12/15/26	860	1,003
Texas Municipal Gas Acquisition & Supply III, Macquarie Group, 5.00%, 12/15/25	4,000	4,387
Texas Municipal Gas Acquisition & Supply III, Macquarie Group, 5.00%, 12/15/28	3,000	3,273
Texas Municipal Gas Acquisition & Supply III, Macquarie Group, 5.00%, 12/15/29	2,200	2,395
Texas Private Activity Bond Surface Transportation, Blueridge Transportation Group, 5.00%, 12/31/45 (2)	3,500	3,899
Texas Private Activity Bond Surface Transportation, Blueridge Transportation Group, 5.00%, 12/31/50 (2)	2,200	2,445
Texas Private Activity Bond Surface Transportation, Blueridge Transportation Group, 5.00%, 12/31/55 (2)	2,045	2,267

Texas Private Activity Bond Surface Transportation, Segment 3C Project, 5.00%, 6/30/58 (2)	8,275	9,638
Texas Transportation Commission, Central Texas Turnpike, Series C, 5.00%, 8/15/37	11,130	12,518
Texas Transportation Commission, First Tier Toll, 5.00%, 8/1/57	5,665	6,618
Travis County Health Fac. Dev., Westminster Manor, 7.00%, 11/1/30 (Prerefunded 11/1/20) (3)	805	850
Travis County Health Fac. Dev., Westminster Manor, Unrefunded Balance, 7.00%, 11/1/30	55	56
		243,656

Utah 0.4%

Salt Lake City Airport, Series A, 5.00%, 7/1/42 (2)	1,000	1,174
Salt Lake City Airport, Series A, 5.00%, 7/1/47 (2)	7,055	8,234
		9,408

Virgin Islands 0.0%

Virgin Islands PFA, Diageo, Series A, 6.75%, 10/1/37	850	852
		852

Virginia 5.1%

Chesapeake Bay Bridge & Tunnel Dist., 1st Tier, General Resolution Rev., 5.00%, 7/1/46	3,500	4,008
Chesapeake Bay Bridge & Tunnel Dist., 1st Tier, General Resolution Rev., 5.00%, 7/1/51	2,355	2,692
Fairfax County IDA, Inova Health, Series A, IDRB, 4.00%, 5/15/48	250	276
Fairfax County IDA, Inova Health, Series A, IDRB, 5.00%, 5/15/31	2,000	2,398
Fairfax County IDA, Inova Health, Series A, IDRB, 5.00%, 5/15/44	5,000	5,609
Front Royal & Warren County IDA, Valley Health Sys., IDRB, 4.00%, 1/1/50	5,000	5,365
Greater Richmond Convention Center Auth., Hotel Tax, 5.00%, 6/15/31	4,635	5,455

Hampton Roads Transportation Accountability Commission, Series A, 5.50%, 7/1/57	20,215	25,071
James City County Economic Dev. Auth., Winsormeade United Medthodist Homes, Series A, 2.00%, 10/1/48 (7)	201	18
James City County Economic Dev. Auth., Winsormeade United Medthodist Homes, Series A, 6.00%, 6/1/43	1,142	1,143
New Port CDA, Special Assessment, 5.60%, 9/1/36 (7)(9)	405	170
Norfolk Economic Dev. Auth., Sentara Healthcare, Series B, VRDN, 5.00%, 11/1/48 (Tender 11/1/28)	500	634
Stafford County Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/34	1,445	1,701
Stafford County Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/36	2,070	2,426
Virginia Small Business Fin. Auth., Elizabeth River Crossings, 5.00%, 7/1/25 (2)	1,000	1,086
Virginia Small Business Fin. Auth., Elizabeth River Crossings, 5.00%, 7/1/27 (2)	1,000	1,084
Virginia Small Business Fin. Auth., Elizabeth River Crossings, 5.50%, 1/1/42 (2)	8,570	9,326
Virginia Small Business Fin. Auth., Elizabeth River Crossings, 6.00%, 1/1/37 (2)	4,075	4,513
Virginia Small Business Fin. Auth., I-95 Express Lanes, 5.00%, 1/1/44 (2)	5,740	6,107
Virginia Small Business Fin. Auth., I-95 Express Lanes, 5.00%, 7/1/34 (2)	2,000	2,138
Virginia Small Business Fin. Auth., I-95 Express Lanes, 5.00%, 7/1/49 (2)	3,060	3,254
Virginia Small Business Fin. Auth., I-95 Express Lanes, Series 2012, 5.00%, 1/1/40 (2)	9,305	9,914
Virginia Small Business Fin. Auth., I-95 Express Lanes, Series 2017, 5.00%, 1/1/40 (2)	11,180	11,912
Virginia Small Business Fin. Auth., Transform 66 P3 Project, 5.00%, 12/31/49 (2)	1,000	1,147
Virginia Small Business Fin. Auth., Transform 66 P3 Project, 5.00%, 12/31/52 (2)	4,495	5,145
Virginia Small Business Fin. Auth., Transform 66 P3 Project, 5.00%, 12/31/56 (2)	7,400	8,443
		121,035

Washington 0.6%

Greater Wenatchee Regional Events Center Pub. Fac. Dist., Series A, 5.50%, 9/1/42	650	668
King County Public Hosp. Dist. No.1, Valley Medical Center, 5.75%, 9/1/20 (8)(11)	2,440	2,530
Washington Health Care Fac. Auth., Commonspirit Health, Series A, 5.00%, 8/1/44	2,600	3,073
Washington State Housing Fin. Commission, Transform Age Project, 2.375%, 1/1/26 (1)	3,425	3,428
Washington State Housing Fin. Commission, Transform Age Project, Series A, 5.00%, 1/1/55 (1)	4,400	4,768
		14,467

West Virginia 0.1%

Monongalia County Commission, Univ. Town Center Economic Dev. Dist., Series A, 5.50%, 6/1/37 (1)	425	468
Monongalia County Commission, Univ. Town Center Economic Dev. Dist., Series A, 5.75%, 6/1/43 (1)	425	469
West Virginia Economic Dev. Auth., Appalachian Power, Series A, 5.375%, 12/1/38	1,800	1,866
		2,803

Wisconsin 1.4%

Univ. of Wisconsin Hosp. & Clinics Auth., Series C, VRDN, 1.27%, 4/1/48	3,600	3,600
Wisconsin HEFA, St. John's Communities, Series A, 5.00%, 9/15/50	1,390	1,456
Wisconsin PFA, Waste Management Inc., VRDN, 1.53%, 9/1/27 (Tender 2/3/20) (2)	5,570	5,570
Wisconsin PFA, Celanese, Series A, 5.00%, 1/1/24 (2)	1,750	1,936
Wisconsin PFA, Celanese, Series B, 5.00%, 12/1/25 (2)	1,000	1,148
Wisconsin PFA, Denver Int'l Airport, 5.00%, 9/30/49 (2)	10,500	10,788
Wisconsin PFA, Searstone Retirement Community, Series A, 5.20%, 6/1/37	1,500	1,567

Wisconsin PFA, Searstone Retirement Community, Series A, 5.30%, 6/1/47	2,500	2,612
Wisconsin PFA, Southminster, 5.00%, 10/1/43 (1)	3,300	3,656
Wisconsin PFA, Southminster, 5.00%, 10/1/48 (1)	1,000	1,105
Wisconsin PFA, Southminster, 5.00%, 10/1/53 (1)	1,050	1,157
		34,595
Total Investments in Securities		
98.6% of Net Assets (Cost $2,249,051)		**$ 2,365,613**

‡ Par is denominated in U.S. dollars unless otherwise noted.
(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $49,621 and represents 2.1% of net assets.
(2) Interest subject to alternative minimum tax
(3) Prerefunded date is used in determining portfolio maturity.
(4) Insured by Assured Guaranty Municipal Corporation
(5) Insured by National Public Finance Guarantee Corporation
(6) Security has the ability to pay in-kind or pay in cash. When applicable, separate rates of such payments are disclosed.
(7) Security is in default or has failed to make a scheduled interest and/or principal payment.
(8) Insured by AMBAC Assurance Corporation
(9) Non-income producing
(10) When-issued security
(11) Escrowed to maturity
3M USD LIBOR Three month USD LIBOR (London interbank offered rate)
BAN Bond Anticipation Note
CDA Community Development Administration/Authority
DFA Development Finance Authority
DOT Department of Transportation
EFA Educational Facility Authority
FRN Floating Rate Note
GO General Obligation
HCFFA Health Care Facilities Financing Authority
HEFA Health & Educational Facility Authority
HFA Health Facility Authority
HFFA Health Facility Financing Authority
HHEFA Health & Higher Educational Facility Authority
IDA Industrial Development Authority/Agency
IDRB Industrial Development Revenue Bond
PFA Public Finance Authority/Agency
PIK Payment-in-kind
RAC Revenue Anticipation Certificate
STEP Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Summit Municipal Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Income Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks a high level of income exempt from federal income taxes. The fund has three classes of shares: the Summit Municipal Income Fund (Investor Class), the Summit Municipal Income Fund–Advisor Class (Advisor Class), and the Summit Municipal Income Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On October 31, 2019, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair values.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended October 31, 2019. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt The fund may invest, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $592,308,000 and $177,759,000, respectively, for the year ended October 31, 2019.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to expiring capital loss carryforwards and differences between book/tax amortization policies. For the year ended October 31, 2019, the following reclassification was recorded:

Distributions during the years ended October 31, 2019 and October 31, 2018, were characterized for tax purposes as follows:

At October 31, 2019, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended October 31, 2019, the fund utilized $585,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.08% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2019, the effective annual group fee rate was 0.29%. Prior to March 1, 2019, the fund paid Price Associates an annual all-inclusive management fee of 0.50% based on its average daily net assets. The all-inclusive fee included investment management services and ordinary, recurring operating expenses. Under the new management fee arrangement, ordinary, recurring operating expenses are borne directly by the fund.

Effective March 1, 2019, the Investor Class, Advisor Class and I Class are each subject to a permanent contractual expense limitation, pursuant to which Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; other non-recurring expenses permitted by the investment management agreement; and, with respect to any class other than the Investor Class, 12b-1 fees) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The agreement may only be terminated with approval by the fund’s shareholders. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended October 31, 2019 as indicated in the table below and remain subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended October 31, 2019, expenses incurred pursuant to these service agreements were $70,000 for Price Associates and $90,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended October 31, 2019, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of October 31, 2019.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Summit Municipal Funds, Inc. and
Shareholders of T. Rowe Price Summit Municipal Income Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Summit Municipal Income Fund (one of the funds constituting T. Rowe Price Summit Municipal Funds, Inc., hereafter referred to as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 17, 2019

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/19

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$97,000 from short-term capital gains

■	$62,109,000 which qualified as exempt-interest dividends

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

 A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [188]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to present)

Ronald J. Daniels (1959) 2018 [188]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2013 [188]	Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to present); Member, Independent Directors Council Governing Board (2017 to present); Senior Advisor, KKR (November 2018 to present); Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2013 [188]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chairman of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [188]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2013 [188]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member, National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016), Board Member, American Economic Association (2018 to present)

John G. Schreiber (1946) 1993 [188]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Mark R. Tercek(c) (1957) 2009 [0]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

(a)All information about the independent directors was current as of February 19, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.
(c)Effective February 15, 2019, Mr. Tercek resigned from his role as independent director of the Price Funds.

INSIDE DIRECTORS

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [188]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong (Price Hong Kong), and T. Rowe Price International; Vice President, T. Rowe Price Japan (Price Japan) and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA** (1971) 2019 [188]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.
**Mr. Sharps replaced Edward A. Wiese as director of the domestic fixed income Price Funds effective January 1, 2019.

OFFICERS

Name (Year of Birth) Position Held With Summit Municipal Funds	Principal Occupation(s)

Austin Applegate (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

R. Lee Arnold, Jr., CFA, CPA (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Colin T. Bando, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.

Daniel Chihorek (1984) Vice President	Vice President, T. Rowe Price; formerly, Vice President, Municipal Research Analyst, GW&K Investment Management (to 2018)

M. Helena Condez (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan S. Dupski, CPA (1982) Assistant Treasurer	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Sarah J. Engle (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Stephanie A. Gentile, CFA (1956) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Charles B. Hill, CFA (1961) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Dylan Jones, CFA (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Marcy M. Lash (1963) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan D. Levenson, Ph.D. (1958) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joseph K. Lynagh, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

James T. Lynch, CFA (1983) Vice President	Vice President, T. Rowe Price

Konstantine B. Mallas (1963) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Catherine D. Mathews (1963) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960) President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Cheryl A. Mickel, CFA (1967) Vice President	Director and Vice President, T. Rowe Price Trust Company; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James M. Murphy, CFA (1967) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Linda A. Murphy (1959) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Chen Shao (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jeanny Silva (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Douglas D. Spratley, CFA (1969) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Robert D. Thomas (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,330,000 and $2,767,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 17, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 17, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	December 17, 2019